INCOME TAXES (Details 1) - QPAGOS Corporation - Parent Company [Member] - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Tax expense at the federal statutory rate	$ (1,081,228)	$ (522,457)
State tax expense, net of federal tax effect
Effect of foreign operations	89,178	69,514
Permanent timing differences	62,082	35,858
Deferred income tax asset valuation allowance	929,968	417,085
Deferred tax assets, net